EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 23, 2009

Spectrum Control, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8031 Avonia Road; Fairview, Pennsylvania	16415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(814) 474-2207

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Spectrum Control signs definitive acquisition agreement

The following information is being furnished pursuant to Item 1.01.  This information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

On November 23, 2009, Spectrum Control, Inc. issued a press release announcing that it has signed a definitive agreement to acquire substantially all of the assets and assume certain liabilities of Micro Networks Corporation, a subsidiary of Integrated Device Technology, Inc. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits – 99.1 Press Release of Spectrum Control, Inc. dated November 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SPECTRUM CONTROL, INC.
(Registrant)

Date: November 23, 2009	By:	/s/ John P. Freeman
(Signature)
Senior Vice President and Chief Financial Officer